Tradr 2X Long ACHR Daily ETF (Ticker: ARCX)

Tradr 2X Long APP Daily ETF (Ticker: APPX)

Tradr 2X Long ALAB Daily ETF (Ticker: LABX)

Tradr 2X Long MDB Daily ETF (Ticker: MDBX)

Tradr 2X Long QBTS Daily ETF (Ticker: QBTX)

Tradr 2X Long QUBT Daily ETF (Ticker: QUBX)

Tradr 2X Long RGTI Daily ETF (Ticker: RGTU)

Tradr 2X Long TEM Daily ETF (Ticker: TEMT)

Tradr 2X Long UPST Daily ETF (Ticker: UPSX)

Tradr 2X Long ZS Daily ETF (Ticker: ZSX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 25, 2025, to the currently effective

Statement of Additional Information (“SAI”).

Effective May 1, 2025, Scott Schulenburg was appointed as President of the Trust. Terrance P. Gallagher continues to serve as an Interested Trustee of the Trust. Accordingly, the Trustees and Officers Table under the sub-section titled “Trustees and Officers” in the “Management of the Fund” section of the SAI is replaced with the following:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA (Inactive) [a] (born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	93	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	93	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	93	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	93	Investment Managers Series Trust III, a registered investment company (includes 9 portfolios); Source Capital, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher [a,f] (born 1958) Trustee	Since July 2019	Executive Vice President and Trust Platform Director (2024 - present), and Executive Vice President and Director of Fund Accounting, Administration and Tax (2007 - 2023), UMB Fund Services, Inc.; President, Investment Managers Series Trust II (September 2013 - April 2025).	93

AFA Asset Based Lending Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest SMID Rising Dividend Achievers Total Return Fund, Infinity Core Alternative Fund, Variant Alternative Income Fund, Variant Impact Fund, Variant Alternative Lending Fund, Pender Real Estate Credit Fund, Felicitas Private Markets Fund

Agility Multi-Asset Income Fund, each a closed-end investment company.

Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	93	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Scott Schulenburg [a] (born 1976) President	Since May 2025	Senior Vice President, Director of Client Services & TA Administration and Technology (2005 – present), UMB Fund Services; President, UMB Distribution Services, LLC (2020 – 2024).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Joshua Gohr [b] (born 1988) Vice President	Since April 2024	Vice President (December 2020 – present), and Assistant Vice President (December 2018 – November 2020), Mutual Fund Administration, LLC.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam, Ms. Drake and Mr. Gohr: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 114 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to other AXS Funds and Tradr Funds which are offered in separate prospectuses. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
f	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.

Please file this Supplement with your records.